SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 30, 2000
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                        (Date of earliest event reported)


                                 CITIGROUP INC.
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               (Exact name of registrant as specified in charter)


   Delaware                      1-9924                       52-1568099
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   399 Park Avenue, New York, New York                        10043
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (212) 559-1000
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Item 5.  Other Events

      On November 30, 2000, Citigroup Inc. and Associates First Capital Corporation ("Associates") announced the completion of Citigroup's acquisition of Associates. The acquisition was consummated through a merger of a subsidiary of Citigroup with and into Associates (with Associates as the surviving corporation) pursuant to which each share of Associates common stock has become a right to receive .7334 of a share of common shares of Citigroup. The acquisition followed the approval by Associates' shareholders and the approval by certain domestic and foreign antitrust, banking and insurance regulators.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CITIGROUP INC.



                               By:    /s/ Stephanie B. Mudick
                                  --------------------------------------
                                  Name:   Stephanie B. Mudick
                                  Title:  Assistant Secretary



Date: December 1, 2000